Exhibit 99.1

INVESTOR PRESENTATION 2nd Quarter 2010

Forward-Looking Statements & Safe Harbor This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as "may," "might," "will," "should," "expect," "plan," "intend," "estimate," "anticipate," "believe," "predict," "potential" or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. 2

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 3

Allied World's Franchise Consistently strong results since 2001 inception Experienced executive management team Diversified mix of business with global operations Strong risk management culture Excellent capitalization / active capital management Significant investment income returns Rated "A" (Excellent) by A.M. Best Well-diversified Property and Casualty Insurer and Reinsurer with Significant Geographic Reach 4

Operating Segments U.S. Insurance Major Product Lines: Healthcare: Offer significant industry expertise in both primary and excess coverages; General Casualty & Product Liability: Specialty insurance products; Professional Liability: D&O, employment practices, fiduciary and E&O; Property: Cat and non-cat exposed International Insurance Major Product Lines: General & Product Liability: Specialty insurance products; Professional Liability: D&O, employment practices, fiduciary and E&O; Property: Physical property and business interruption coverage for commercial risks; Healthcare: Strong presence with healthcare facilities and managed care organizations Reinsurance Major Product Lines: General Casualty Professional Liability Property per risk Property Catastrophe International Accident and Health Operating platforms in Bermuda, Europe, Hong Kong, Singapore and the United States Total TTM June 2010 Gross Premiums Written 5

Customer focus Moving closer to clients in certain lines and markets Demonstrate expertise in markets in which we underwrite Become "go to" market for targeted lines and classes of business (e.g., healthcare) Diversified insurance and reinsurance products offered across global platform Insurance and casualty emphasis with strong reinsurance and property capabilities Strong risk management controls Our Key Business Strategies * Includes healthcare-related program business Leading specialty insurance company with broad range of product offerings, global capabilities and significant U.S. focus 6 TTM June 2010 GPW: $ 1,722 MM 71% Insurance / 29% Reinsurance 76% Casualty / 24% Property

7 Lloyd's Syndicate 2232 Recently established Lloyd's syndicate expands Allied World's global insurance and reinsurance capabilities Lloyd's of London Brand is Globally Recognized Partnered with Capita Managing Agency Limited International Compliance Assistance with international regulations, tax issues and country specific compliance Licensing & Local Market Access Distribution and licenses enhance Allied World's business reach in in Latin America and the Asia Pacific region Management Information Access to Lloyd's' market intelligence and data Infrastructure Lloyd's regulatory and business infrastructure

Active Capital Management Improves Shareholder Value * Excludes $243.8 million syndicated loan which was repaid on February 23, 2009 ** Adjusted for $40.6 million of shares repurchased in July 2010; $250 million of shares repurchased from affiliates of Goldman Sachs on August 9, 2010; $32.8 million for the repurchase of a warrant held by The Chubb Corporation to purchase 2,000,000 common shares for $34.20 per share. 8 (CHART) Diluted book value per share has increased by 85% since 2006 Capital Management History $139 million of common dividends paid since going public in 2006 $563 million of shares repurchased from AIG in December 2007 Approved two-year $500 million share repurchase plan in May 2010 $89.8 million of shares repurchased through July 2010 $250 million of shares repurchased from founders in August 2010 $32.8 million to repurchase warrant from The Chubb Corporation in August 2010 (In millions, except for per share amounts)

Market Conditions Competitive Pricing Environment Global economic slowdowns continue to dampen operating environment throughout insurance industry Insurable exposures have shrunk and less overall coverage is being sought Excess capital has resulted in a "buyer's market," making it increasingly challenging for risk bearers Newer market entrants continue to foster rate decreases in an attempt to gain market share Casualty lines continue to decline by 5-10% and now well below peak levels of the mid 2000's Property rates declining due to relatively benign U.S. catastrophe experience in 2009 and through July 2010 Continued erosion of terms and conditions Reinsurance Capacity Excess capacity continues to drive competition in all lines of business Opportunities still exist, although at thinner margins Reinsurers are conservative when supporting new start-ups but are more aggressive when trying to stay on existing programs Inflationary Pressures (Deflation) Low interest rates result in investment portfolios generating less investment income Insurers managing against deflation in short term while forecasting inflation over long term 9

Direct U.S. insurance initiatives Deepened underwriting talent in U.S. operations and expanded regional presence; now with nine branch office locations throughout the U.S. Expanded primary business profile and capabilities - improves cycle management capabilities by increasing access to attractive, less price-sensitive, small account primary business including healthcare Expanded presence in Europe and Asia Now have international offices in London, Dublin, Switzerland, Hong Kong and Singapore to better position the company to meet developing opportunities and build out a global platform Established Lloyd's syndicate, giving company greater access to Asia and Latin America Reduced writings in lines that did not meet our underwriting requirements Scaled back energy, international property and certain financial institution professional liability lines of business Established U.S. reinsurance company Increased access to U.S. regional business and "decision makers" Active Capital Management Strategy Announced $500 million share repurchase program in May 2010 Repurchased $250 million of common shares outside of share repurchase program from founders in August 2010. Represented 9.4% of diluted common shares outstanding at June 30, 2010 10 Positioned to Succeed Since 2008, Allied World has significantly expanded its operations and increased its capital flexibility

Superior Execution in a Challenging Marketplace Consistently Strong Operating Performance Operating income over $450 million in each of last four calendar years, $157 million through June 2010 despite $116.5 million of losses from major events Favorable Reserve Development - Each of last 7 years, $138 million* in the first half of 2010 Strong Investment Returns - $559 million (7.9%) total net investment return** in 2009, $299 million (3.9%) through June 2010 Strong Operating Cash Flows - over $650 million during each of last five calendar years, $306 million in the first half of 2010 11 * Excludes the impact of a commutation, which increased prior year's net losses and loss expense by $8.9 million ** Total net investment return includes net investment income, net realized gains, net change in unrealized gains and net impairment charges recognized in earnings. The percentage return is calculated by taking the total net investment return divided by the average aggregate invested assets for 2009 and the first half 2010. Strong Capital Level Total capital base of $4.0 billion at June 2010. Low operational and financial leverage ratios provide the company with enhanced financial flexibility

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 12

Our U.S. Insurance Operating Segment - A significant U.S.- based specialty franchise with diversified offerings Direct property and casualty insurance for small and middle-market non-Fortune 1000 companies Darwin acquisition provided small account primary franchise Offer significant healthcare and professional liability expertise Expanding presence in general casualty and private and not-for-profit D&O Excess & surplus lines (E&S) and admitted capabilities in all 50 states Approved Defense-Based Act underwriters Program business initiative Over $100 million in 2009 * Includes healthcare-related program business Allied World U.S. Insurance Operating Segment TTM June 2010 Product Mix 2009 expansion efforts and business realignment increases breadth of product offerings and distribution in the United States 13 Total TTM June 2010 GPW: $691 MM

Expanding U.S. Direct Operating Platform Significant infrastructure investments made throughout 2008 and 2009 Dedicated U.S. management team with significant industry experience 414 staff count, over 60% of Allied World group Allied World's expanded presence in U.S. has significantly enhanced the market profile of our domestic operations San Francisco Los Angeles Costa Mesa Dallas Chicago Atlanta Boston Farmington New York 14 Opened and expanded offices in strategic locations throughout the U.S.

International Insurance Operating Segment Bermuda One of the leading direct writers of Fortune 1000 North American domiciled property and casualty risks Strong diversity of industries covered including manufacturing, chemicals, transportation, real estate, consumer products, medical and healthcare products and construction Europe Focus predominantly on mid-sized to large non- North American domiciled accounts Offers broad range of casualty & property insurance products for multi-national corporations worldwide Lloyd's Syndicate expands insurance product capabilities in Latin America and the Asia Pacific region Recently launched Small and Medium Enterprises (SME) initiative Hong Kong Offers professional lines, healthcare and general casualty business Allied World International Insurance Operating Segment TTM June 2010 Product Mix 15 Global diversification and expansion Total TTM June 2010 GPW: $527 MM

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 16

Reinsurance Operating Platforms 17

Reinsurance Operating Segment Casualty Presence Established in U.S. Underwriting teams closer to "decision makers" which provides greater access to information Accessing clients and lines that do not typically access the Bermuda marketplace, including U.S. regional company multi-line business, super regional, middle- market business and stand-alone casualty-clash business Broaden product selection when market conditions improve Strategic Bermuda Platform Property catastrophe, property per risk, workers' compensation catastrophe, accident & health, specialty casualty and international Expanded Global Presence Swiss and Singapore offices Lloyd's Syndicate established in June 2010 Allied World Reinsurance Operating Segment TTM June 2010 Product Mix 18 Flexibility to take advantage of reinsurance opportunities in the global marketplace Total TTM June 2010 GPW: $504 MM

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 19

Financial Highlights Operating Results YTD June 2010 2009 2008 Operating Income $157 MM $538 MM $455 MM Annualized Operating Return on Avg. Equity 9.8% 20.0% 20.6% Annualized Net Income Return on Avg. Equity 19.9% 22.6% 8.3% Combined Ratio 93.1% 76.1% 84.1% Cash flow from Operations $306 MM $668 MM $657 MM Operating Earnings Per Diluted Share $2.96 $10.34 $8.90 Allied World has reported very strong results despite competitive landscape, financial turbulence and catastrophe activity 20

Annualized Operating ROE 25.8% 22.1% 20.6% 20.0% 9.8% Consistent Operating Performance Consistently strong operating income - excess of $450 million in each of the last four full years Record operating income of $538 million in 2009 Full year operating return on average equity has consistently been at or above 20% Full year combined ratios have consistently been below 85% First half of 2010 impacted by $117 million from catastrophic and major event losses 21

Strong Underwriting Results Underwriting performance has been strong since our inception * Pro-forma including Darwin development since inception ** Case incurred ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis 22

Net reserves about 4.7% above mid-point of range at June 30, 2010 Net favorable reserve development in each of the last 7 years and through June 2010 76% of reserves are IBNR Net Loss & LAE Reserve Mix at June 30, 2010 Case U.S. Insurance, 6% IBNR International Insurance 35% Case International Insurance, 10% IBNR Reinsurance 22% Case Reinsurance, 8% IBNR U.S. Insurance 19% June 30, 2010 Total: $4.0 bn Net Prior Year Reserve Releases - (Non-Cat) ($MM) Range of Net Reserves at June 30, 2010 ($MM) Prudent Reserving Philosophy 23

Investment Returns Investment income is driven by strong operating cash flows and growth in invested assets Portfolio Yield 4.5% 4.9% 4.7% 4.2% 3.6% Paid Loss Ratio 38.6% 34.3% 42.5% 34.8% 39.2% * Includes $243.8 mm proceeds from syndicated loan which was repaid on February 23, 2009 ** Since the company's inception in 2001 ($ Billions) Strong Cash Flows = Increased Asset Base ($ Millions) 24

96% of our fixed income portfolio consists of investment grade securities The average credit quality is AA- Corporate bonds account for 30% of investment portfolio Largest single-issuer exposures are 1.0% or less of portfolio Duration of portfolio decreased to 2.6 years from last quarter's 3.5 years U.S. Treasury market vulnerable with U.S. Government financing needs 10-year rates below 3% - do not feel reward outweighs risks Portfolio Summary @ June 30, 2010 Conservative, yet Opportunistic Investment Strategy Total: $8.0B Portfolio Yield: 3.6% Duration: 2.6 years YTD Total Return: 3.9% 25

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 26

Allied World's Value Proposition Superior book value growth compared to peers Growth in book value per share calculated by taking change in basic book value from December 2006 through June 2010 adjusted for common dividends paid. Based on information available at August 17, 2010. 27 (CHART)

Peer Comparisons - Operating Income ROE Operating return on average shareholders' equity is calculated by dividing operating income (net income available to common shareholders' excluding net realized investment gains or losses, net impairment charges in earnings, net foreign exchange gains or losses and impairment of intangible assets) by average adjusted shareholders' common equity (shareholders' common equity excluding the average after tax unrealized gains or losses on investments). Based on information available at August 17, 2010. 2006 - 2009 Average Allied World 22.1% Endurance 20.0% Arch 19.9% Berkley 19.5% Axis 18.8% RLI 17.5% Aspen 16.4% Markel 15.6% HCC 15.5% Navigators 13.7% Argo 10.4% 28

Peer Comparisons - Leverage Operating leverage calculated by net premium leverage (TTM 06-10 NPW / 06-10 total shareholders' equity) and 06-10 net reserve leverage (06-10 net loss reserves / total 06-10 shareholders' equity). Based on information available at August 17, 2010. Low leverage offers us more capacity for growth within existing capital structure 29

Conclusion Allied World Expects to Generate a Mid-teen ROE, Assuming Normalized Catastrophe Activity Strong underwriting franchise diversified by product and geography Experienced executive management team in place Excellent capitalization, strong balance sheet and financial flexibility Enhanced by recent capital management initiatives Significant infrastructure investments made since 2008 Strengthened U.S. specialty franchise and global capabilities Well positioned to capitalize on market dislocations Current valuation inconsistent with history of strong returns 30

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 31

Segment Results - Q2 2010 & Q2 2009 32

Segment Results - YTD June 2010 & YTD June 2009 33

Consolidated Balance Sheets 34

Historical Operating Results 35

Non-GAAP Financial Measures In presenting the company's results, management has included and discussed in this presentation certain non generally accepted accounting principles ("non- GAAP") financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP"). "Operating income" is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, impairment of intangible assets and foreign exchange gain or loss. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings and net foreign exchange gain or loss from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company excludes impairment of intangible assets as these are non-recurring charges. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with U.S. GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations in a manner similar to how management analyzes the company's underlying business performance. Operating income should not be viewed as a substitute for U.S. GAAP net income. The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. "Annualized net income return on average shareholders' equity" ("ROAE") is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and risk premium movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. "Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized net income return on average shareholders' equity explanation above. See slides 37 - 39 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. 36

Non-GAAP Financial Measures - Reconciliations 37

Non-GAAP Financial Measures - Reconciliations 38

Non-GAAP Financial Measures - Reconciliations 39